[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P 500 GROWTH ETF

a Class of

Vanguard S&P 500 GROWTH INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P 500 Growth ETF shares issued by Vanguard S&P 500 Growth Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                         Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596

NUMBER

[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P 500 VALUE ETF

a Class of

Vanguard S&P 500 VALUE INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P 500 Value ETF shares issued by Vanguard S&P 500 Value Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                         Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596

NUMBER

[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P MID-CAP 400 ETF

a Class of

Vanguard S&P MID-CAP 400 INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P Mid-Cap 400 ETF shares issued by Vanguard Mid-Cap 400 Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                        Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596

NUMBER

[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P MID-CAP 400 GROWTH ETF

a Class of

Vanguard S&P MID-CAP 400 GROWTH INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P Mid-Cap 400 Growth ETF shares issued by Vanguard Mid-Cap 400 Growth Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                         Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596

NUMBER

[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P MID-CAP 400 VALUE ETF

a Class of

Vanguard S&P MID-CAP 400 VALUE INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P Mid-Cap 400 Value ETF shares issued by Vanguard Mid-Cap 400 Value Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                         Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596

NUMBER

[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P SMALL-CAP 600 ETF

a Class of

Vanguard S&P SMALL-CAP 600 INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P Small-Cap 600 ETF shares issued by Vanguard Small-Cap 600 Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                         Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596

NUMBER

[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P SMALL-CAP 600 GROWTH ETF

a Class of

Vanguard S&P SMALL-CAP 600 GROWTH INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P Small-Cap 600 Growth ETF shares issued by Vanguard Small-Cap 600 Growth Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                         Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596

NUMBER

[001]

CAPITAL STOCK

ETF Shares

Vanguard S&P SMALL-CAP 600 VALUE ETF

a Class of

Vanguard S&P SMALL-CAP 600 VALUE INDEX FUND

a Series of the

VANGUARD ADMIRAL FUNDS

(A Delaware Statutory Trust)

            THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of Vanguard S&P Small-Cap 600 Value ETF shares issued by Vanguard Small-Cap 600 Value Index Fund (the “Fund”) shown from time to time on the records of the Vanguard Admiral Funds, a Delaware statutory trust (the “Trust”), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the transfer agent of the Trust.

            The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of ETF Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

            This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

            IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                                        Dated: __________________

JPMORGAN CHASE BANK. N.A.                      VANGUARD ADMIRAL FUNDS

(the Index Receipt Agent)                                            (the Trust)

By:                                                                         By:___________________________

                                                                                    Thomas J. Higgins

Authorized Signature                                         Chief Financial Officer

0226596

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

0226596